UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2024

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833	92-0261853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Park Center Drive

Orlando, FL 32835
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC
Warrants to purchase 1.034999 shares of Class A common stock, at an exercise price of $11.50 per share	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 30, 2024, the Board of Directors (the “Board”) of Falcon’s Beyond Global, Inc. (the “Company”) increased the number of directors on the Board from six to seven and elected Gino P. Lucadamo to serve as a director of the Company. Mr. Lucadamo was also appointed to serve on the Board’s Audit Committee effective September 30, 2024.

Upon joining the Board, Mr. Lucadamo will be entitled to receive compensation under the Company’s Non-Employee Director Compensation Program, approved by the Board in December 2023 as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2024.

Mr. Lucadamo will enter into an Indemnification Agreement with the Company in the same form as its other directors have entered, which is filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.3 to its Current Report on Form 8-K filed on October 12, 2023.

Item 7.01. Regulation FD Disclosure.

On October 1, 2024, the Company issued a press release announcing the appointment of Mr. Lucadamo along with the Earnout Forfeiture and Stock Dividend (each as defined below), a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01. Other Events.

Stock Dividend

On September 30, 2024, the Board declared a stock dividend of 0.2 shares of Class A common stock per share of Class A common stock outstanding, payable on December 17, 2024 to stockholders of record as of December 10, 2024 (the “Stock Dividend”). In lieu of fractional shares, cash will be distributed to each stockholder who would otherwise have been entitled to receive a fractional share, with the amount of cash to be determined based on the average closing price, rounded to the nearest penny, of the Company’s Class A common stock on Nasdaq for the five consecutive business days prior to the payment date of the stock dividend. Additionally, as a result of the Stock Dividend, holders of the Company’s Class B common stock will receive a stock dividend of 0.2 shares of Class B common stock per share of Class B common stock outstanding, and the Falcon’s Beyond Global, LLC common units that are issued and outstanding will be adjusted to reflect the same economic equivalent of the Stock Dividend. Outstanding warrants, restricted stock units and other equity awards will be similarly adjusted in accordance with their terms.

A total of approximately 2,013,326 shares of Class A common stock and 11,469,323 shares of Class B common stock are expected to be issued in connection with the Stock Dividend.

Earnout Forfeiture

Fast Sponsor II LLC, Infinite Acquisitions Partners LLC, Katmandu Ventures, LLC and Cilmar Ventures, LLC Series A (the “Earnout Participants”) have agreed to forfeit the earnout shares and units being held in escrow for their benefit (the “Earnout Forfeiture”), which were originally issued and to be earned based on the achievement of EBITDA and revenue targets pursuant to the Earnout Escrow Agreement dated as of October 6, 2023, by and among the Company and the Earnout Participants. An aggregate of 437,500 shares of Class A common stock and 17,062,500 shares of Class B common stock and units were forfeited in connection with the Earnout Forfeiture.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Form 8-K, words such as “will”, “aimed”, “expected” and similar expressions identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements, including (1) our ability to sustain our growth, effectively manage our anticipated future growth, and implement our business strategies to achieve the results we anticipate, (2) impairments of our intangible assets and equity method investment in our joint ventures, (3) our ability to raise additional capital, (4) the closure of Katmandu Park DR and the repositioning and rebranding of our FBD business, (5) the success of our growth plans in FCG, (6) our customer concentration in FCG, (7) the risk that contractual restrictions relating to the Strategic Investment may affect our ability to access the public markets and expand our business, (8) the risks of doing business internationally, including in the Kingdom of Saudi Arabia, (9) our indebtedness, (10) our dependence on strategic relationships with local partners in order to offer and market our products and services in certain jurisdictions, (11) our reliance on our senior management and key employees, and our ability to hire, train, retain, and motivate qualified personnel, (12) cybersecurity-related risks, (13) our ability to protect our intellectual property, (14) our ability to remediate identified material weaknesses in our internal controls over financial reporting, (15) the concentration of share ownership and the significant influence of the Demerau Family and Cecil D. Magpuri, (16) the outcome of pending, threatened and future legal proceedings, (17) our continued compliance with Nasdaq continued listing standards, (18) risks related to our Up-C entity structure and the fact that we may be required to make substantial payments to certain unitholders under our Tax Receivable Agreement, and the risks disclosed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on April 29, 2024, and the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements herein speak only as of the date of this Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2024	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Chief Legal Officer and Corporate Secretary

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